RECOGNITION AND RETENTION PLAN
                                AWARD AGREEMENT


      THIS AGREEMENT is made to be effective as of January 12, 1994, by and between Seven Hills Savings Association (the "COMPANY") and Shirley A. Gluck (the "RECIPIENT").

                                  WITNESSETH:

      WHEREAS, the Board of Directors of the COMPANY adopted the Seven Hills Savings Association Recognition and Retention Plan and Trust Agreement (the "PLAN") on August 26, 1993, and amended it on November 2, 1993;

      WHEREAS, pursuant to the provisions of the PLAN, the Board of Directors of the COMPANY has appointed a Recognition and Retention Plan Committee (the "COMMITTEE") to administer the PLAN and to determine persons to whom awards will be made pursuant to the PLAN and the COMMITTEE has determined that awards of common shares of the COMPANY, no par value (the "COMMON SHARES") should be granted to the RECIPIENT upon the terms and conditions set forth in this Agreement; and

      WHEREAS, the Board of Directors of the COMPANY has approved such determinations of the COMMITTEE;

      NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

      1. Grant of Award. The COMPANY hereby grants to the RECIPIENT an award of 652 COMMON SHARES from the pool of COMMON SHARES held by the Trust established by the PLAN (the "PLAN SHARES"). The RECIPIENT shall earn and be entitled, subject to the forfeiture and other provisions of the PLAN, to the PLAN SHARES allocated to the RECIPIENT by this award (the "AWARDED SHARES") as follows:

                   a. One hundred thirty (130) of the AWARDED SHARES shall be earned and nonforfeitable by the RECIPIENT on January 12, 1995;

            b. One hundred thirty (130) of the AWARDED SHARES shall be earned and nonforfeitable by the RECIPIENT on January 12, 1996;

            c. One hundred thirty (130) of the AWARDED SHARES shall be earned and nonforfeitable by the RECIPIENT on January 12, 1997;

            d. One hundred thirty (130) of the AWARDED SHARES shall be earned and nonforfeitable by the RECIPIENT on January 12, 1998; and

            e. One hundred thirty-two (132) of the AWARDED SHARES shall be earned and nonforfeitable by the RECIPIENT on January 12, 1999.

      2. Distribution of Shares. Pursuant to and as provided in Section 7.02 of the PLAN, and subject to the other provisions of the PLAN, the AWARDED SHARES shall be distributed to the RECIPIENT as soon as practicable after they have been earned; provided, however, that the AWARDED SHARES shall not be distributed unless the AWARDED SHARES are first registered pursuant to any applicable federal or state securities laws or regulations or, in the opinion of counsel to the COMPANY, are exempt from such registration.

      3. Voting of the Shares. Pursuant to and as provided in Section 7.03 of the PLAN, and subject to the other provisions of the PLAN, the RECIPIENT shall be entitled to direct the voting of the AWARDED SHARES that have not yet been earned and distributed to the RECIPIENT; provided, however, that such AWARDED SHARES shall not be voted in respect of the shareholder approval of the PLAN required by Section 6.05 of the PLAN.

      4. Shareholder Approval. Pursuant to Section 6.05 of the PLAN, the PLAN and this Award shall automatically terminate and shall be of no further force or effect in the event that the shareholders of the COMPANY do not approve the PLAN.

      5. Transfer of the AWARDED SHARES. Any sale, transfer or other distribution by the RECIPIENT of the AWARDED SHARES earned and distributed to the RECIPIENT is subject to all applicable federal and state laws and regulations.

      6. Incorporation of the PLAN. By entering into this Agreement, the RECIPIENT agrees to be bound by all of the terms and conditions of the PLAN, which are incorporated by reference into this Agreement. To the extent that any provision of this Agreement is in contradiction with any provision of the PLAN, the applicable provision of the PLAN shall control over the applicable provision of this Agreement.

      7. Governing Law. The rights and obligations of the RECIPIENT and the COMPANY under this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to the conflict of laws principles thereof) in all respects, including, without limitation, matters relating to the validity, construction, interpretation, administration, effect, enforcement, and remedies provisions of the PLAN and its rules and regulations, except to the extent preempted by applicable federal law. The RECIPIENT and the COMPANY agree to submit to the jurisdiction of the state and federal courts of the State of Ohio with respect to matters relating to the PLAN and this Agreement and agree not to raise or assert the defense that such forum is not convenient.

      8. Duplicate Originals. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all of which, taken together, shall be deemed to constitute a single instrument.

      9. Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

      10. Severability. If any provision of this Agreement or the application of any provision thereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

      11. Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

      12. Entire Agreement. This Agreement and the PLAN constitute the entire agreement between the COMPANY and the RECIPIENT in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

      13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                    COMPANY:

                                    SEVEN HILLS SAVINGS ASSOCIATION

                                    By: /s/ Arthur W. Wendel, Jr.
                                            Its President

                                    RECIPIENT:

                                    /s/ Shirley A. Gluck





                        RECOGNITION AND RETENTION PLAN
                                AWARD AGREEMENT


      THIS AGREEMENT is made to be effective as of December 30, 1993, by and between Seven Hills Savings Association (the "COMPANY") and Shirley A. Gluck (the "RECIPIENT").

                                  WITNESSETH:

      WHEREAS, the Board of Directors of the COMPANY adopted the Seven Hills Savings Association Recognition and Retention Plan and Trust Agreement (the "PLAN") on August 26, 1993, and amended it on November 2, 1993;

      WHEREAS, pursuant to the provisions of the PLAN, the Board of Directors of the COMPANY has appointed a Recognition and Retention Plan Committee (the "COMMITTEE") to administer the PLAN and to determine persons to whom awards will be made pursuant to the PLAN and the COMMITTEE has determined that awards of common shares of the COMPANY, no par value (the "COMMON SHARES") should be granted to the RECIPIENT upon the terms and conditions set forth in this Agreement; and

      WHEREAS, the Board of Directors of the COMPANY has approved such determinations of the COMMITTEE;

      NOW, THEREFORE, in consideration of the premises, the parties hereto make the following agreement, intending to be legally bound thereby:

      1. Grant of Award. The COMPANY hereby grants to the RECIPIENT an award of 1,466 COMMON SHARES from the pool of COMMON SHARES held by the Trust established by the PLAN (the "PLAN SHARES"). The RECIPIENT shall earn and be entitled, subject to the forfeiture and other provisions of the PLAN, to the PLAN SHARES allocated to the RECIPIENT by this award (the "AWARDED SHARES") as follows:

                   a. Two hundred ninety-three (293) of the AWARDED SHARES shall be earned and nonforfeitable by the RECIPIENT on December 30, 1994;

                   b. Two hundred ninety-three (293) of the AWARDED SHARES shall be earned and nonforfeitable by the RECIPIENT on December 30, 1995;

                   c. Two hundred ninety-three (293) of the AWARDED SHARES shall be earned and nonforfeitable by the RECIPIENT on December 30, 1996;

                   d. Two hundred ninety-three (293) of the AWARDED SHARES shall be earned and nonforfeitable by the RECIPIENT on December 30, 1997; and

                   e. Two hundred ninety-four (294) of the AWARDED SHARES shall be earned and nonforfeitable by the RECIPIENT on December 30, 1998.

             2. Distribution of Shares. Pursuant to and as provided in Section
7.02 of the PLAN, and subject to the other provisions of the PLAN, the AWARDED SHARES shall be distributed to the RECIPIENT as soon as practicable after they have been earned; provided, however, that the AWARDED SHARES shall not be distributed unless the AWARDED SHARES are first registered pursuant to any applicable federal or state securities laws or regulations or, in the opinion of counsel to the COMPANY, are exempt from such registration.

             3. Voting of the  Shares.  Pursuant to and as provided in Section
7.03 of the PLAN, and subject to the other provisions of the PLAN, the RECIPIENT shall be entitled to direct the voting of the AWARDED SHARES that have not yet been earned and distributed to the RECIPIENT; provided, however, that such AWARDED SHARES shall not be voted in respect of the shareholder approval of the PLAN required by Section 6.05 of the PLAN.

             4. Shareholder Approval. Pursuant to Section 6.05 of the PLAN, the PLAN and this Award shall automatically terminate and shall be of no further force or effect in the event that the shareholders of the COMPANY do not approve the PLAN.

             5. Transfer of the AWARDED SHARES. Any sale, transfer or other distribution by the RECIPIENT of the AWARDED SHARES earned and distributed to the RECIPIENT is subject to all applicable federal and state laws and regulations.

             6. Incorporation of the PLAN. By entering into this Agreement, the RECIPIENT agrees to be bound by all of the terms and conditions of the PLAN, which are incorporated by reference into this Agreement. To the extent that any provision of this Agreement is in contradiction with any provision of the PLAN, the applicable provision of the PLAN shall control over the applicable provision of this Agreement.

             7. Governing Law. The rights and obligations of the RECIPIENT and the COMPANY under this Agreement shall be governed by and construed in accordance with the laws of the State of Ohio (without giving effect to the conflict of laws principles thereof) in all respects, including, without limitation, matters relating to the validity, construction, interpretation, administration, effect, enforcement, and remedies provisions of the PLAN and its rules and regulations, except to the extent preempted by applicable federal law. The RECIPIENT and the COMPANY agree to submit to the jurisdiction of the state and federal courts of the State of Ohio with respect to matters relating to the PLAN and this Agreement and agree not to raise or assert the defense that such forum is not convenient.

             8. Duplicate Originals. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all of which, taken together, shall be deemed to constitute a single instrument.

             9. Captions. The captions contained in this Agreement are included only for convenience of reference and do not define, limit, explain or modify this Agreement or its interpretation, construction or meaning and are in no way to be construed as a part of this Agreement.

             10. Severability. If any provision of this Agreement or the application of any provision thereof to any person or any circumstance shall be determined to be invalid or unenforceable, then such determination shall not affect any other provision of this Agreement or the application of said provision to any other person or circumstance, all of which other provisions shall remain in full force and effect, and it is the intention of each party to this Agreement that if any provision of this Agreement is susceptible of two or more constructions, one of which would render the provision enforceable and the other or others of which would render the provision unenforceable, then the provision shall have the meaning which renders it enforceable.

             11. Number and Gender. When used in this Agreement, the number and gender of each pronoun shall be construed to be such number and gender as the context, circumstances or its antecedent may require.

             12. Entire Agreement. This Agreement and the PLAN constitute the entire agreement between the COMPANY and the RECIPIENT in respect of the subject matter of this Agreement, and this Agreement supersedes all prior and contemporaneous agreements between the parties hereto in connection with the subject matter of this Agreement. No change, termination or attempted waiver of any of the provisions of this Agreement shall be binding upon any party hereto unless contained in a writing signed by the party to be charged.

             13. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns (including successive, as well as immediate, successors and assigns) of the COMPANY.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                    COMPANY:

                                    SEVEN HILLS SAVINGS ASSOCIATION


                                    By: /s/ Arthur W. Wendel, Jr.
                                            Its President

                                    RECIPIENT:

                                    /s/ Shirley A. Gluck